J.P. MORGAN INVESTOR FUNDS

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

(each, a “Fund” and collectively the “Funds”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 15, 2014

to the Summary Prospectus dated November 1, 2013

Upcoming Portfolio Manager Changes. Dr. Bala Iyer will be retiring from J.P. Morgan Investment Management Inc. on October 31, 2014. Dr. Iyer will continue to serve on the portfolio management team for the Funds until his retirement.

Effective November 1, 2014, the portfolio manager information for the Funds in the section titled “Management” in the Funds’ “Risk/Return Summary” will be deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Ove Fladberg	2010	Executive Director
Michael Loeffler	2005	Executive Director
James Sexton	2014	Managing Director
Nicholas W. D’Eramo	2014	Vice President

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-INV-PM-914